UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2021 (August 16, 2021)

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36616	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

288 Christian Street

Hangar C 2nd Floor

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NXTD	The Nasdaq Stock Market LLC

Item 2.02 Results of Operations and Financial Condition.

On August 19, 2021, Nxt-ID, Inc., a Delaware corporation (the “Company”), held an earnings call to present to investors the Company’s financial and operational results for the quarter ended June 30, 2021 and to discuss the results and update shareholders on general corporate developments. The transcript of the earnings call is attached hereto as Exhibit 99.1 under Item 9.01, Financial Statements and Exhibits and is incorporated by reference herein.

Exhibit 99.1 contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in such transcript regarding these forward-looking statements.

The information in this Current Report on Form 8-K (this “Form 8-K”) under Items 2.02 and 7.01 (including Exhibit 99.1) is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Item 7.01 shall not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

As previously reported by the Company in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 1, 2021, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock (the “Series E Certificate of Designation”) on February 1, 2021. On August 16, 2021, the Company filed an Elimination of Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock (the “Series E Elimination Certificate”) with the Secretary of State of the State of Delaware, in order to eliminate and cancel all designations, rights, preferences and limitations of the shares of the Company’s Series E Convertible Preferred Stock, par value $0.0001 per share (the “Series E Preferred Stock”). All 1,476,016 authorized shares of Series E Preferred Stock have been converted into shares of Common Stock pursuant to the applicable provisions of the Series E Certificate of Designation, such shares have resumed the status of authorized but unissued shares of preferred stock of the Company, there are no shares of Series E Preferred Stock currently issued and outstanding, and no shares of Series E Preferred Stock will be issued subject to the Series E Certificate of Designation. The Series E Elimination Certificate became effective upon filing with the Secretary of State of the State of Delaware.

A copy of the Series E Elimination Certificate is included as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02, above, is incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Series E Elimination Certificate.
99.1	Transcript related to the Nxt-ID, Inc. earnings call held on August 19, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2021	Nxt-ID, Inc.

	By:	/s/ Chia-Lin Simmons
	Name:	Chia-Lin Simmons
	Title:	Chief Executive Officer

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